Exhibit 10.11

FORM OF INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of [●], 2021, by and among Roth CH Acquisition I Co. Parent Corp., a Delaware corporation (the “ParentCo”), the parties listed as Investors on the signature pages hereto (each, an “Investor” and collectively, the “Investors,” with the Investors listed as those of ROCH on the signature pages hereto, being the “ROCH Investors” and the Investors listed as those of the Company on the signature pages hereto, being the “Company Investors”) and, solely for purposes of Section 8.1, Roth CH Acquisition I Co., a Delaware corporation (“ROCH”) and PureCycle Technologies, LLC, a Delaware limited liability company (the “Company”).

WHEREAS, ROCH, ParentCo, Roth CH Merger Sub LLC, a Delaware limited liability company (“Merger Sub LLC”), Roth CH Merger Sub Corp., a Delaware corporation (“Merger Sub Corp”), and PureCycle Technologies, LLC, a Delaware limited liability company (the “Company”), have entered into that certain Agreement and Plan of Merger, dated as of November 16, 2020 (as amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things: (a) Merger Sub Corp will merge with and into ROCH (the “RH Merger”), with ROCH surviving the RH Merger as a wholly owned subsidiary of ParentCo; and (b) immediately following the RH Merger, Merger Sub LLC will merge with and into the Company (the “PCT Merger”), with the Company surviving the PCT Merger as an indirect wholly-owned subsidiary of ParentCo;

WHEREAS, ROCH and the ROCH Investors are parties to that certain Registration Rights Agreement, dated May 4, 2020 (the “Prior ROCH Agreement”);

WHEREAS, the Company and certain convertible noteholders of the Company (collectively, the “Convertible Noteholders”) are parties to that certain Registration Rights Agreement, dated November 15, 2020 (the “Convertible Notes Registration Rights Agreement”);

WHEREAS, pursuant to the subscription agreements between ROCH and each of the subscribers signatory thereto (collectively, the “PIPE Investors”), ROCH and the PIPE Investors are parties to that certain Registration Rights Agreement, dated November 16, 2020 (the “PIPE Registration Rights Agreement”); and

WHEREAS, ROCH and the ROCH Investors desire to terminate the Prior ROCH Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior ROCH Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Addendum Agreement” is defined in Section 8.2.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.001 per share, of ParentCo.

“Company” is defined in the preamble to this Agreement.

“Company Founders” means Pure Crown LLC, Innventure LLC, WE-INN LLC, Wasson Family 2015 GST Irrevocable Gift Trust, Assured Solutions Company, Ltd., Dam Insurance Management, Ltd., Gleim Insurance Management, Ltd., Patriot Insurance Management, Ltd., David Brenner, John Scott, Michael Otworth and Rick Brenner.

“Company Initial Directors” means Michael Otworth, Rick Brenner, John Scott, Tanya Burrell and Timothy Glockner.

“Company Investors” is defined in the preamble to this Agreement.

“Convertible Noteholders” is defined in the preamble to this Agreement.

“Convertible Notes Registration Rights Agreement” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.2.1.

“Demand Takedown” is defined in Section 2.1.5(a).

“Demanding Holder” is defined in Section 2.2.1.

“Director Designation Period” is defined in Section 7.3.

“Designated Director” is defined in Section 7.3.

“Earnout Shares” has the meaning ascribed to such term in the Merger Agreement.

“Effectiveness Period” is defined in Section 3.1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-1” means a Registration Statement on Form S-1.

“Form S-3” means a Registration Statement on Form S-3 or any similar short-form registration that may be available at such time.

“Founder Support Agreement” means that certain ROCH Founder Support Agreement, dated as of November 16, 2020, by and among ROCH, ParentCo, the Company and the ROCH Investors.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Independent Director” is defined in Section 7.1.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Lock-up Common Stock” is defined in Section 6.1.

“Lock-up Period” means the period commencing on the date hereof and ending on (i) with respect to 33.34% of the Lock-up Common Stock (or in the case of the Company Founders, with respect to 20% of the Lock-up Common Stock), the date that is six months after the Closing Date (as defined in the Merger Agreement), (ii) with respect to the next 33.33% of the Lock-Up Common Stock (or in the case of the Company Founders, with respect to the next 30% of the Lock-up Common Stock), the date that is 12 months after the Closing Date (as defined in the Closing Agreement) and (iii) with respect to the final 33.33% of the Lock-up Common Stock (or in the case of the Company Founders, with respect to the final 50% of the Lock-up Common Stock), the date on which the Ironton, Ohio plant becomes operational, as certified by Leidos in accordance with the Limited Offering Memorandum, dated September 23, 2020 (in connection with the bond offering by Southern Ohio Port Authority to PureCycle: Ohio LLC) (provided, that if the Ironton, Ohio plant has not become operational prior to April 15, 2023, the Lock-up Period will end on April 15, 2023 with respect to the remaining 33.33% of the Lock-up Common Stock held by The Procter and Gamble Company (or its affiliates)).

“Merger Agreement” is defined in the preamble to this Agreement.

“New Registration Statement” is defined in Section 2.1.4.

“Notices” is defined in Section 8.3.

“ParentCo” is defined in the preamble to this Agreement.

“PCT Merger” is defined in the preamble to this Agreement.

“Piggy-Back Registration” is defined in Section 2.3.1.

“PIPE Investors” is defined in the preamble to this Agreement.

“PIPE Registration Rights Agreement” is defined in the preamble to this Agreement.

“Pre-PIPE Designated Director” is defined in Section 7.3.

“Pre-PIPE Director Designation Period” is defined in Section 7.3.

“Pre-PIPE Investor” means the Company Investors that received Company LLC Interests (as defined in the Merger Agreement) in the Pre-PIPE Financing (as defined in the Merger Agreement), but only with respect to the shares of Common Stock received in respect of such Company LLC Interests in the PCT Merger.

“Prior Company Agreement” is defined in the preamble to this Agreement.

“Pro Rata” is defined in Section 2.2.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means the (i) shares of Common Stock issued to the Investors in the RH Merger and the PCT Merger including any shares of Common Stock issuable upon exercise of warrants issued concurrent with the RH Merger or the PCT Merger, (ii) the shares of Common Stock issuable to the Company Investors as PCT Earnout Consideration (as defined in the Merger Agreement), and (iii) all Common Stock issued to any Investor with respect to such securities referred to in clauses (i) – (ii) by way of any share split, share dividend or other distribution, recapitalization, share exchange, share reconstruction, amalgamation, contractual control arrangement or similar event. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by ParentCo and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations, requirements of current public information, manner of sale or any other restrictions under Rule 144.

“Registration Statement” means a registration statement filed by ParentCo with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“Requesting Holder” is defined in Section 2.1.5(a).

“ROCH” is defined in the preamble to this Agreement.

“ROCH Designated Director” is defined in Section 7.2.

“ROCH Initial Directors” means Byron Roth and Jeff Fieler.

“RH Merger” is defined in preamble to this Agreement.

“SEC Guidance” is defined in Section 2.1.4.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Selling Holders” is defined in Section 2.1.5(a)(ii).

“Transfer” means to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to any shares of Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii). Notwithstanding the foregoing, a Transfer shall not be deemed to include any transfer for no consideration if the donee, trustee, heir or other transferee has agreed in writing to be bound by the same terms under this Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement, as amended or supplemented.

“Underwritten Demand Registration” shall mean an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented.

2. REGISTRATION RIGHTS.

2.1 Resale Shelf Registration Rights.

2.1.1 Registration Statement Covering Resale of Registrable Securities. ParentCo shall prepare and file or cause to be prepared and filed with the Commission, no later than forty five (45) days following the date that ParentCo becomes eligible to use Form S-3 or its successor form (the “S-3 Eligibility Date”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Investors of all of the Registrable Securities then held by or then issuable, including the shares of Common Stock issuable as Earnout Shares, to Investors that are not covered by an effective registration statement on the S-3 Eligibility Date (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting Registration of such Registrable Securities for resale by such Investors. ParentCo shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, and once effective, to keep the Resale Shelf Registration Statement continuously effective under the Securities Act at all times until the expiration of the Effectiveness Period.

2.1.2 Notification and Distribution of Materials. ParentCo shall notify the Investors in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Investors may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.1.3 Amendments and Supplements. Subject to the provisions of Section 2.1.1, ParentCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.1.4 Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs ParentCo that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, ParentCo agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, ParentCo shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that ParentCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to further limit its Registrable Securities to be included in such Registration Statement, the number of securities to be registered on such Registration Statement will be reduced pro rata in accordance with the number of shares of Common Stock that each person has requested be included in such Registration Statement, regardless of the number of shares of Common Stock held by each such person (such proportion is referred to herein as “Pro Rata”), subject to a determination by the Commission that certain Investors must be reduced first based on the number of Registrable Securities held by such Investors. In the event ParentCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, ParentCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to ParentCo or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.5 Notice of Certain Events. ParentCo shall promptly notify the Investors in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). ParentCo shall promptly notify each Investor in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

(a) If ParentCo shall receive a request from the holders of Registrable Securities with an estimated market value of at least $5,000,000 (the requesting holder(s) shall be referred to herein as the “Requesting Holder”) that ParentCo effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then ParentCo shall promptly give notice of such requested Underwritten Takedown (each such request shall be referred to herein as a “Demand Takedown”) at least ten (10) Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Investors and thereupon shall use its reasonable best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(i) subject to the restrictions set forth in Section 2.2.4, all Registrable Securities for which the Requesting Holder has requested such offering under Section 2.1.5(a), and

(ii) subject to the restrictions set forth in Section 2.2.4, all other Registrable Securities that any holders of Registrable Securities (all such holders, together with the Requesting Holder, the “Selling Holders”) have requested ParentCo to offer by request received by ParentCo within seven Business Days after such holders receive ParentCo’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(b) Promptly after the expiration of the seven-Business Day-period referred to in Section 2.1.5(a)(ii), ParentCo will notify all Selling Holders of the identities of the other Selling Holders and the number of shares of Registrable Securities requested to be included therein.

(c) ParentCo shall only be required to effectuate: (i) one Underwritten Takedown within any six-month period; (ii) no more than two Underwritten Takedowns in respect of all Registrable Securities held by the ROCH Investors after giving effect to Section 2.2.1(c); and (d) no more than two Underwritten Takedowns in respect of all Registrable Securities held by the Company Investors after giving effect to Section 2.2.1(d).

(d) If the managing underwriter in an Underwritten Takedown advises ParentCo and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold, the shares included in such Underwritten Takedown will be reduced in accordance with the process and priority set forth in Section 2.2.4.

2.1.6 Selection of Underwriters. Selling Holders holding a majority in interest of the Registrable Securities requested to be sold in an Underwritten Takedown shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters shall be reasonably acceptable to ParentCo. In connection with an Underwritten Takedown, ParentCo shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

2.1.7 Registrations effected pursuant to this Section 2.1 shall not be counted as Demand Registrations effected pursuant to Section 2.2.

2.2 Demand Registration.

2.2.1 Request for Registration. At any time and from time to time after the expiration of a lock-up to which such shares are subject, if any, (i) ROCH Investors who hold a majority in interest of the Registrable Securities held by all ROCH Investors or (ii) Company Investors who hold a majority in interest of the Registrable Securities held by all Company Investors, as the case may be, may make a written demand for Registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form Registration or, if then available, on Form S-3. Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration”. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. ParentCo will notify all Investors that are holders of Registrable Securities of the demand, and each such holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify ParentCo within fifteen (15) days after the receipt by the holder of the notice from ParentCo. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.1.1. ParentCo shall not be obligated to effect: (a) more than one (1) Demand Registration during any six-month period; (b) any Demand Registration at any time there is an effective Resale Shelf Registration Statement on file with the Commission pursuant to Section 2.1; (c) more than two Underwritten Demand Registrations in respect of all Registrable Securities held by the ROCH Investors, each of which will also count as an Underwritten Takedown of the ROCH Investors under Section 2.1.5(c)(ii); or (d) more than two Underwritten Demand Registrations in respect of all Registrable Securities held by the Company Investors, each of which will also count as an Underwritten Takedown of the Company Investors under Section 2.1.5(c)(iii).

2.2.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and ParentCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that ParentCo shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3 Underwritten Offering. If the Demanding Holders so elect and such holders so advise ParentCo as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering with either (a) an estimated market value of at least $15,000,000 or (b) all of the Registrable Securities then held by all Investors. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the holders initiating the Demand Registration, and subject to the approval of ParentCo.

2.2.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises ParentCo and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other equity securities which ParentCo desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of ParentCo who desire to sell (including the Convertible Noteholders), exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then ParentCo shall include in such registration: (i) first, the shares of Common Stock or other equity securities (A) comprised of Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and (B) for the account of the Convertible Noteholders exercising piggy-back registration rights under the Convertible Notes Registration Rights Agreement, (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that ParentCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities for the account of other persons that ParentCo is obligated to register pursuant to written contractual arrangements with such persons, as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares.

2.2.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to ParentCo and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, except in the case that such Demanding Holders were not entitled to include all of their Registrable Securities in any offering, then either the Demanding Holders shall reimburse ParentCo for the costs associated with the withdrawn registration (in which case such registration shall not count as a Demand Registration provided for in Section 2.1) or the withdrawn registration shall count as a Demand Registration provided for in Section 2.1. In the event the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration as a result of such Demanding Holders not being entitled to include all of the Registrable Securities in an offering, such registration shall not count as a Demand Registration provided for in Section 2.1.

2.3 Piggy-Back Registration.

2.3.1 Piggy-Back Rights. If at any time ParentCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by ParentCo for its own account or for shareholders of ParentCo for their account (or by ParentCo and by shareholders of ParentCo including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to ParentCo’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of ParentCo, (iv) that is on Form S-4 (as promulgated under the Securities Act) relating to equity securities to be issued solely in connection with any acquisition of any entity or business or their then equivalents, (v) filed relating to equity securities to be issued under the PIPE Registration Rights Agreement, (vi) filed relating to equity securities to be issued under the Convertible Notes Registration Rights Agreement or (vii) for a dividend reinvestment plan, then ParentCo shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). ParentCo shall cause such Registrable Securities to be included in such Piggy-Back Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of ParentCo and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.3.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises ParentCo and the holders of Registrable Securities participating in such offering in writing that the dollar amount or number of shares of Common Stock which ParentCo desires to sell, taken together (if applicable) with shares of Common Stock as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder (including the Convertible Noteholders) and the Registrable Securities as to which registration has been requested under this Section 2.3, exceeds the Maximum Number of Shares, then ParentCo shall include in any such registration:

(a) If the registration is undertaken for ParentCo’s account: (i) first, the shares of Common Stock or other equity securities that ParentCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities (A) comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof and (B) for the account of the Convertible Noteholders exercising piggy-back registration rights under the Convertible Notes Registration Rights Agreement, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) through (ii), the shares of Common Stock or other equity securities for the account of other persons that ParentCo is obligated to register pursuant to other written contractual piggy-back registration rights with such persons, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and

(b) If the registration is a “demand” registration undertaken at the demand of persons other than the holders of Registrable Securities (including the Convertible Noteholders), (i) first, the shares of Common Stock or other equity securities (A) for the account of the demanding persons, (B) comprised of Registrable Securities as to which registration has been requested pursuant to the terms hereof and (C) for the account of the Convertible Noteholders exercising piggy-back registration rights under the Convertible Notes Registration Rights Agreement (if such demand for registration was not made thereunder), Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that ParentCo desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities for the account of other persons that ParentCo is obligated to register pursuant to written contractual arrangements with such persons, Pro Rata, that can be sold without exceeding the Maximum Number of Shares.

2.3.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to ParentCo of such request to withdraw prior to the effectiveness of the Registration Statement. ParentCo (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, ParentCo shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever ParentCo is required to effect the registration of any Registrable Securities pursuant to Section 2, ParentCo shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. ParentCo shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which ParentCo then qualifies or which counsel for ParentCo shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable best efforts to cause such Registration Statement to become effective and use its reasonable best efforts to keep it effective for the Effectiveness Period; provided, however, that ParentCo shall have the right to defer any Demand Registration for up to sixty (60) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy-Back Registration relates, in each case if ParentCo shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of ParentCo stating that, in the good faith judgment of the Board of Directors of ParentCo (the “ParentCo Board”), it would be materially detrimental to ParentCo and its shareholders for such Registration Statement to be effected at such time; provided further, however, that ParentCo shall not have the right to exercise the right set forth in the immediately preceding proviso for more than a total of sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. ParentCo shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. ParentCo shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”).

3.1.4 Notification. After the filing of a Registration Statement, ParentCo shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and ParentCo shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, ParentCo shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.5 Securities Laws Compliance. ParentCo shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of ParentCo and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that ParentCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. ParentCo shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of ParentCo in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement, and the representations, warranties and covenants of the holders of Registrable Securities included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of ParentCo.

3.1.7 Comfort Letter. ParentCo shall obtain a “cold comfort” letter from ParentCo’s independent registered public accountants in the event of an underwritten offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating holders.

3.1.8 Opinions. On the date the Registrable Securities are delivered for sale pursuant to any Registration, ParentCo shall obtain an opinion, dated such date, of one (1) counsel representing ParentCo for the purposes of such Registration, addressed to the holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the participating holders.

3.1.9 Cooperation. The principal executive officer of ParentCo, the principal financial officer of ParentCo, the principal accounting officer of ParentCo and all other officers and members of the management of ParentCo shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.10 Records. Upon execution of confidentiality agreements, ParentCo shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of ParentCo, as shall be necessary to enable them to exercise their due diligence responsibility, and cause ParentCo’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.11 Earnings Statement. ParentCo shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.12 Listing. ParentCo shall use its reasonable best efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by ParentCo are then listed or designated.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from ParentCo of the happening of any event of the kind described in Section 3.1.4(iv), or, upon any suspension by ParentCo, pursuant to a written insider trading compliance program adopted by the ParentCo Board, of the ability of all “insiders” covered by such program to transact in ParentCo’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in ParentCo’s securities is removed, as applicable, and, if so directed by ParentCo, each such holder will deliver to ParentCo all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. ParentCo shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Demand Registration pursuant to Section 2.1, any Demand Takedown pursuant to Section 2.1.5(a)(i), any Piggy-Back Registration pursuant to Section 2.3, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) ParentCo’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.10; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for ParentCo and fees and expenses for independent certified public accountants retained by ParentCo; (viii) the fees and expenses of any special experts retained by ParentCo in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. ParentCo shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and ParentCo shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall promptly provide such information as may reasonably be requested by ParentCo, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with ParentCo’s obligation to comply with Federal and applicable state securities laws. The Company’s obligations to include the Registrable Securities in any Registration Statement under this Agreement are contingent upon each holder of Registrable Securities furnishing in writing to the Company such information regarding such holder, the securities of the Company held by such holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and such holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by ParentCo. ParentCo agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by ParentCo of the Securities Act or any rule or regulation promulgated thereunder applicable to ParentCo and relating to action or inaction required of ParentCo in connection with any such registration; and ParentCo shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that ParentCo will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to ParentCo, in writing, by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless ParentCo, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to ParentCo by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus, and shall reimburse ParentCo, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4.2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. AVAILABILITY OF PUBLIC INFORMATION.

5.1 Rule 144. ParentCo covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. LOCK-UP AGREEMENTS

6.1 Company Investor Lock-Up. During the Lock-up Period, subject to Section 6.3, each Company Investor agrees that such Company Investor shall not Transfer any (i) shares of Common Stock or any equity securities convertible into or exercisable or exchangeable (directly or indirectly) for shares of Common Stock that were issued to such Company Investor pursuant to the PCT Merger on the date of this Agreement or (ii) Earnout Shares (“Lock-up Common Stock”).

6.2 Hedging Included. The foregoing restriction is expressly agreed to preclude each Company Investor during the Lock-up Period from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of such Company Investor’s shares of Lock-up Common Stock even if such shares of Lock-up Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions during such periods would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Company Investor’s shares of Lock-up Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares of Lock-up Common Stock.

6.3 Lock-up Exceptions. Notwithstanding anything else to the contrary in this Agreement, subject to the conditions below, each Company Investor may Transfer its shares of Lock-up Common Stock in connection with (i) transfers or distributions to such Company Investor’s direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933) or to the estates of any of the foregoing; (ii) transfers by bona fide gift to a member of such Company Investor’s immediate family or to a trust, the beneficiary of which is such Company Investor or a member of such Company Investor’s immediate family for estate planning purposes; (iii) by virtue of the laws of descent and distribution upon death of such Company Investor; (iv) pursuant to a qualified domestic relations order, (v) transfers to ParentCo’s officers, directors or their affiliates, (vi) pledges of shares of Lock-up Common Stock as security or collateral in connection with a borrowing or the incurrence of any indebtedness by such Company Investor (provided, however, that such borrowing or incurrence of indebtedness is secured by either a portfolio of assets or equity interests issued by multiple issuers), (vii) transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a Change in Control (as defined in the Merger Agreement) (provided, however, that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the shares of Lock-up Common Stock subject to this Agreement shall remain subject to this Agreement), (viii) the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act (provided, however, that such plan does not provide for the transfer of the shares of Lock-up Common Stock during the Lock-Up Period. (ix) transfers to satisfy tax withholding obligations in connection with the exercise of options to purchase shares of Common Stock or the vesting of stock-based awards, (x) in the case of Innventure LLC, transfers to Silver Leaf Capital Partners, LLC, Pickwick Capital Partners, LLC and Innventus Fund I, L.P. (or transfers to Innventure1, LLC for further transfer by Innventure1, LLC to such parties) pursuant to purchase option or similar agreements of up to an aggregate of the number of shares of Common Stock that would have been received in exchange for 16,628 Class B-1 Units (as defined in the Merger Agreement) in the PCT Merger, (xi) in the case of Rick Brenner, transfers in the aggregate of up to the number of shares of Common Stock that were received in exchange for 75,000 Class A Units (as defined in the Merger Agreement) in the PCT Merger; (xii) Lock-Up Shares that were received in the PCT Merger in exchange for the Company LLC Interests (as defined in the Merger Agreement) issued in connection pursuant to the Pre-Pipe Financing (as defined in the Merger Agreement) and (xiii) transfers by Innventure, LLC to its member Innventure1, LLC and further transfers by Innventure1, LLC to its members; provided, however, that, in the case of any transfer pursuant to the foregoing clauses (i) through (v) and clauses (x), (xi) and (xiii), it shall be a condition to any such transfer that (i) the transferee or donee agrees to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if such person were a party hereto; and (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

7. BOARD OF DIRECTORS AND COMMITTEES.

7.1 Initial ParentCo Directors. Immediately following the consummation of the RH Merger, the ParentCo Board will be comprised of: seven Directors, two of whom shall be the ROCH Initial Directors (each of whom shall qualify as an “independent director” under Rule 5605(a)(2) of the listing rules of the Nasdaq Stock Market (or any successor rule) as interpreted by Staff Letter 2008-11 (an “Independent Director”)) and the remainder of whom shall be Company Initial Directors (two of whom shall qualify as Independent Directors).

7.2 ROCH Directors. From and after the date hereof until the second anniversary of the date of this Agreement (the “ROCH Director Designation Period”), at each annual or special meeting of stockholders of ParentCo, ROCH Investors who represent a majority in interest of the Registrable Securities held by all ROCH Investors shall have the right to designate for election as a director of ParentCo, and the ParentCo Board (including any committee thereof) shall nominate (and recommend for election and include such recommendation in a timely manner in any proxy statement, consent solicitation or other applicable announcement to ParentCo’s stockholders) two individuals to serve as a Director of ParentCo (each of whom shall qualify as an Independent Director) (each a “ROCH Designated Director”); provided, however that, during the ROCH Director Designation Period, for so long as the Pre-PIPE Investors hold 10% or more of the outstanding shares of Common Stock, the ROCH Investors will designate as one of the two ROCH Designated Directors the individual designated by the Pre-PIPE Investors who represent a majority in interest of the Registrable Securities held by all Pre-PIPE Investors.

7.3 Pre-PIPE Financing Director. From and after the expiration of the ROCH Director Designation Period until the Pre-PIPE Investors no longer hold 10% or more of the outstanding shares of Common Stock (the “Pre-PIPE Director Designation Period,” together with the ROCH Director Designation Period, each a “Director Designation Period”), the Pre-PIPE Investors who represent a majority in interest of the Registrable Securities held by all Pre-PIPE Investors shall have the right to designate for election as a director of ParentCo, and the ParentCo Board (including any committee thereof) shall nominate (and recommend for election and include such recommendation in a timely manner in any proxy statement, consent solicitation or other applicable announcement to ParentCo’s stockholders) one individual to serve as a Director of ParentCo (who shall qualify as an Independent Director) (each, a “Pre-PIPE Designated Director,” together with the ROCH Designated Directors, each a “Designated Director”).

7.4 Director Vacancies. Each Investor agrees to vote, or cause to be voted, all shares of Common Stock owned by such Investor, or over which such Investor has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that: (a) no Designated Director may be removed from office unless: (i) such removal is directed or approved by the affirmative vote of the ROCH Investors entitled under Section 7.2 to designate such ROCH Designated Director or the affirmative vote of the Pre-PIPE Investors entitled under Section 7.3 to designate such Pre-PIPE Designated Director, as applicable; or (ii) the applicable Director Designation Period has expired; and (b) during the applicable Director Designation Period, any vacancies created by the resignation, removal or death of a Designated Director shall be filled pursuant to the provisions of this Section 7. ParentCo and the ParentCo Board shall take all actions necessary to fill such vacancy with such replacement Designated Director promptly upon written notice to ParentCo of the name of such replacement director by the ROCH Investors entitled under Section 7.2 to designate such ROCH Designated Director or the Pre-PIPE Investors entitled under Section 7.3 to designate such Pre-PIPE Designated Director, as applicable.

7.5 Proxy. During the applicable Director Designation Period, by execution of this Agreement, each Investor does hereby appoint ParentCo with full power of substitution and resubstitution, as the Investor’s true and lawful attorney and irrevocable proxy, to the fullest extent of the Investor’s rights with respect to the shares of Common Stock owned by such Investor as of the date of this Agreement or hereafter acquired, to vote, each of such shares of Common Stock solely with respect to the matters set forth in this Section 7. Each Investor intends this proxy to be irrevocable during the applicable Director Designation Period and coupled with an interest hereunder and hereby revokes any proxy previously granted by such Investor with respect to the shares of Common Stock owned by such Investor as of the date of this Agreement or hereafter acquired.

8. MISCELLANEOUS.

8.1 Other Registration Rights and Arrangements. Other than (a) a holder of the Registrable Securities, (b) a holder of securities registrable under the Convertible Notes Registration Rights Agreement and (c) a holder of securities registrable under the PIPE Registration Rights Agreement, ParentCo represents and warrants that no person has any right to require ParentCo to register any of ParentCo’s share capital for sale or to include ParentCo’s share capital in any registration filed by ParentCo for the sale of shares for its own account or for the account of any other person. ROCH and the ROCH Investors hereby terminate the Prior ROCH Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. ParentCo shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement (other than, for the avoidance of doubt, the Convertible Notes Registration Rights Agreement and the PIPE Registration Rights Agreement) and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

8.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of ParentCo hereunder may not be assigned or delegated by ParentCo in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any permitted transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 8.2. The rights of a holder of Registrable Securities under this Agreement may be transferred by such a holder to a transferee who acquires or holds Registrable Securities; provided, however, that such transferee has executed and delivered to ParentCo a properly completed agreement to be bound by the terms of this Agreement substantially in form attached hereto as Exhibit A (an “Addendum Agreement”), and the transferor shall have delivered to ParentCo no later than thirty (30) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement.

8.3 Amendments and Modifications. Upon the written consent of ParentCo, the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of ParentCo, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. Notwithstanding anything to the contrary in the foregoing, (a) the rights of the ROCH Investors pursuant to Section 1 (with respect to the definition of “Registrable Securities”), Section 2.1.5, Section 2.2.1, Section 2.2.2, Section 6.1, Section 7.2, Section 7.4, this clause (a) of Section 8.3 and clause (2) of Section 8.4 shall only be waived, amended and modified by the ROCH Investors who hold a majority in interest of the Registrable Securities held by all ROCH Investors at the time in question, and (b) the rights of the Pre-PIPE Investors pursuant to Section 7.3, Section 7.4, this clause (b) of Section 8.3 and clause (2) of Section 8.4 shall only be waived, amended and modified by the Pre-PIPE Investors who hold a majority in interest of the Registratble Securities held by all Pre-PIPE Investors at the time in question. No course of dealing between any Holder or ParentCo and any other party hereto or any failure or delay on the part of a Holder or ParentCo in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or ParentCo. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. Notwithstanding anything to the contrary in the foregoing, this Agreement may be amended or modified unilaterally by ParentCo to effect any change necessary to comply with the most favored nations provision in Section 2.15 of the Convertible Notes Registration Rights Agreement; provided, that ROCH investors holding Registrable Securities at such time have been provided reasonable notice thereof and an opportunity to review such amendment or modification at least three (3) Business Days prior to the date such amendment or modification becomes effective.

8.4 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale; provided further that (1) with respect to any Investor, such Investor will have no rights under this Agreement and all obligations of ParentCo to such Investor under this Agreement shall terminate upon the earlier of (x) the date such Investor ceases to hold at least [●] Registrable Securities or (y) if such Investor is an executive officer of the Company as of immediately prior to the consummation of the PCT Merger, the date such Investor no longer serves as an executive officer of ParentCo and (2) Section 7 will survive until the expiration of each of the Director Designation Periods.

8.5 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by email, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given (i) on the date of service or transmission if personally served or transmitted by email; provided, that if such service or transmission is not on a Business Day or is after 5:00 pm Eastern time, then such notice shall be deemed given on the next Business Day and (ii) one Business Day after being deposited with a reputable courier service with an order for next-day delivery, to the parties as follows:

If to ROCH:

Roth CH Acquisition I Co.
888 San Clemente Drive, Suite 400
Newport Beach, CA 92660
Attention: Byron Roth
E-mail: broth@roth.com

with a copy to:

Loeb & Loeb
345 Park Avenue, 19th Floor_
New York, NY 10154
Attention: Mitchell S. Nussbaum, Esq.
E-mail: mnussbaum@loeb.com

If to the ParentCo or the Company, to:

PureCycle Technologies, LLC
5950 Hazeltine National Drive, Suite 650

Orlando, FL 32822
Attention: Michael Otworth, CEO
E-mail: motworth@innventure.com

with a copy to:

Jones Day
1420 Peachtree St.
Atlanta, Georgia 30309
Attention: Bryan E. Davis, Patrick S. Baldwin
E-mail: bedavis@jonesday.com; pbaldwin@jonesday.com

If to an Investor, to the address set forth under such Investor’s signature to this Agreement or to such Investor’s address as found in ParentCo’s books and records.

8.6 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

8.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Signatures of the parties transmitted by facsimile or electronic transmission (including via DocuSign) will be deemed to be their original signatures for all purposes.

8.8 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including without limitation the Prior ROCH Agreement and the Prior Company Agreement.

8.9 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

8.10 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

8.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

8.12 Consent to Jurisdiction; Waiver of Trial by Jury. The parties hereto agree to submit any matter or dispute resulting from or arising out of the execution, performance, interpretation, breach or termination of this Agreement to the non-exclusive jurisdiction of federal or state courts within the State of New York. Each of the parties agrees that service of any process, summons, notice or document in the manner set forth in Section 8.5 hereof or in such other manner as may be permitted by applicable law, shall be effective service of process for any proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 8.13. Each of the parties hereto irrevocably and unconditionally agrees that it is subject to, and hereby submits to, the personal jurisdiction of the courts located in the State of New York for any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereunder and waives any objection to the laying of venue in the United States District Court for the Southern District of New York, or the New York state courts if the federal jurisdictional standards are not satisfied, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

ROTH CH ACQUISITION I CO.

By:
Name:	Byron Roth
Title:	Chief Executive Officer and Chairman of the Board

PURECYCLE TECHNOLOGIES, LLC

By:
Name:
Title:

ROTH CH ACQUISITION I CO. PARENT CORP.

By:
Name:	Byron Roth
Title:	Chief Executive Officer and Chairman of the Board

ROCH INVESTORS:

ROTH CAPITAL PARTNERS, LLC

By:
Name:	Byron Roth
Title:	Member
Address:	888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

CRAIG-HALLUM CAPITAL GROUP LLC

By:
Name:	Rick Hartfiel
Title:	Member
Address:	222 South 9th Street, Suite 350 Minneapolis, MN 55402

[Signature Page to Investor Rights Agreement]

AMG TRUST ESTABLISHED JANUARY 23, 2007

By:
Name:	Aaron Gurewitz
Title:	Trustee
Address:	888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

By:
Name:	Byron Roth
Address:	888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

By:
Name:	Gordon Roth
Address:	888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

By:
Name:	John Lipman
Address:	222 South 9th Street, Suite 350 Minneapolis, MN 55402

By:
Name:	Rick Hartfiel
Address:	222 South 9th Street, Suite 350 Minneapolis, MN 55402

By:
Name:	Aaron Gurewitz
Address:	888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

By:
Name:	Molly Hemmeter
Address:	c/o Roth CH Acquisition I Co. 888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

By:
Name:	Adam Rothstein
Address:	c/o Roth CH Acquisition I Co. 888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

[Signature Page to Investor Rights Agreement]

HAMPSTEAD PARK CAPITAL MANAGEMENT, LLC

By:
Name:	Daniel Friedberg
Title:
Address:	c/o Roth CH Acquisition I Co. 888 San Clemente Drive, Suite 400 Newport Beach, CA 92660

COMPANY INVESTORS:

PURE CROWN LLC

By: HCC Manager LLC

By:
Name:
Title:
Address:

INNVENTURE, LLC

By:
Name:
Title:
Address:

WE-INN LLC

By:
Name:
Title:
Address:

WASSON FAMILY 2015 GST IRREVOCABLE GIFT TRUST

By:
Name:
Title:
Address:

[Signature Page to Investor Rights Agreement]

ASSURED SOLUTIONS COMPANY, LTD.

By:
Name:
Title:
Address:

DAM INSURANCE MANAGEMENT, LTD.

By:
Name:
Title:
Address:

GLEIM INSURANCE MANAGEMENT LTD.

By:
Name:
Title:
Address:

PATRIOT INSURANCE MANAGEMENT, LTD.

By:
Name:
Title:
Address:

By:
Name:	David Brenner
Address:	12263 Regal Lily Lane Orlando FL 32827

By:
Name:	John Scott
Address:	14355 80th Ave Sebastian, FL 32958

By:
Name:	Michael Otworth
Address:	409 Cunningham St. Maryville, TN 37803

[Signature Page to Investor Rights Agreement]

By:
Name:	Rick Brenner
Address:	12173 Aztec Rose Lane Orlando, FL 32827

By:
Name:	[•]
Address:	[•]

[Signature Page to Investor Rights Agreement]

EXHIBIT A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on __________________, 20___, by the undersigned (the “New Holder”) pursuant to the terms of that certain Investor Rights Agreement dated as of [●], 2021 (the “Agreement”), by and among ParentCo and the Investors identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1. Acknowledgment. New Holder acknowledges that New Holder is acquiring certain shares of Common Stock of ParentCo (the “Shares”) as a transferee of such Shares from a party in such party’s capacity as a holder of Registrable Securities under the Agreement, and after such transfer, New Holder shall be considered an “Investor” and a holder of Registrable Securities for all purposes under the Agreement.

2. Agreement. New Holder hereby (a) agrees that the Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

3. Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.